UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2013

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (662) 289-5121
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 10, 2013, the Company held its regular annual stockholders' meeting. Represented at the meeting were 7,499,447 shares of 9,604,445 eligible shares. Three items were voted on at the meeting.

Item 1. Election of Directors
The stockholders elected three directors to serve three year terms expiring in April 2016 as summarized below:

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Class A (three year term):
Hugh S. Potts, Jr.	5,958,932	40,365	1,500,150
Samuel B. Potts	5,955,916	43,381	1,500,150
Scott M. Wiggers	5,947,975	51,322	1,500,150

Item 2. Ratification of the Audit Committee's selection of BKD, LLP as the Company's independent registered public accounting firm for 2013

Votes For	Votes Against	Abstained
7,461,287	27,910	10,250

Item 3. Advisory resolution approving executive compensation

Votes For	Votes Against	Abstained	Broker Non-Votes
5,673,281	179,121	146,895	1,500,150

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: April 11, 2013
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer